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                                                                  Exhibit 10.127

                                THIRD AMENDMENT
                                      TO
                            PARTICIPATION AGREEMENT

                          Dated as of August 25, 2000

     This THIRD AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") is among SMART & FINAL INC., a Delaware corporation (the "Borrower"), the holders under the Trust Agreement referred to below (the "Holders"), the financial institutions and other entities party to the Synthetic Lease Credit Agreement referred to below (the "Lenders"), and CREDIT LYONNAIS LOS ANGELES BRANCH, as administrative agent (the "Administrative Agent") for the Lenders and the Holders.

                            PRELIMINARY STATEMENTS:

     1. Reference is made to (i) the Participation Agreement (as amended, supplemented or otherwise modified from time to time, the "Participation
                                                           -------------
Agreement") dated as of November 13, 1998 among the Borrower, the Guarantors
---------
party thereto, First Security Bank, National Association, as owner trustee under the S&F Trust 1998-1, the various banks and other institutions party thereto as Holders and as Lenders, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders and the Holders, (ii) the Credit Agreement (as defined in the Participation Agreement) (as amended, supplemented or otherwise modified from time to time, the "Synthetic Lease Credit Agreement"),
                                           --------------------------------
and (iii) the Trust Agreement (as defined in the Participation Agreement) (as amended, supplemented or otherwise modified from time to time, the "Trust
                                                                    -----
Agreement").
---------

     2. The parties have agreed to amend certain provisions of the Participation Agreement, in each case as set forth herein.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.     Amendments.
                    ----------

     (a) Section 3.4 of the Participation Agreement is amended and restated hereby to read as follows:

          "Each Holder and Lender agrees at all times (a) to maintain the same ratable interest in (i) the aggregate "Commitments" under (and as defined in) the Lessee Credit Agreement and (ii) the sum of the Lender Commitments and Holder Commitments (with respect to the aggregate of its Lender Commitment for Tranche A Loans, its Lender Commitment for Tranche B Loans and its Holder Commitment, if any); (b) to maintain an 8.6:1.4 ratio between (i) the dollar amount of its Lender Commitment for Tranche A Loans and (ii) the sum of the dollar

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     amounts of its Lender Commitment for Tranche B Loans and its Holder
     Commitment, if any, provided that, solely with respect to any Lender or
                         --------
     Holder that shall, as of the Initial Closing Date, hold its lender Commitment for Tranche A Loans Tranche B Loans and its Holder Commitment (if any) other than in the ratio described above, such lender or Holder shall not be required to maintain the 8.6:1.4 ratio described in this clause (b); and (c) to make advances consistent with such committed amounts referenced in Section 3.4(b) in accordance with the requirements of the Operative Agreements and the Lessee Credit Agreement, respectively. It is expressly understood that no Lender shall be required to be Holder hereunder so long as each Lender complies with the requirements of this
     Section 3.4."

          (b) Section 5.10 of the Participation Agreement is amended and restated hereby to read as follows:

               "Each Holder and Lender agrees at all times (a) to maintain the same ratable interest in (i) the aggregate "Commitments" under (and as defined in) the Lessee Credit Agreement and (ii) the sum of the Lender Commitments and Holder Commitments (with respect to the aggregate of its Lender Commitment for Tranche A Loans, its Lender Commitment for Tranche B Loans and its Holder Commitment, if any); and (b) to maintain an 8.6:1.4 ratio between (i) the dollar amount of its Lender Commitment for Tranche A Loans and the sum of the dollar amounts of its Lender Commitment for Tranche B Loans and its Holder Commitment, if any, and (ii) the dollar amount of its outstanding Tranche A Loans and the sum of the dollar amounts of its outstanding Tranche B Loans and Holder Advances, if any, provided
                                                                     --------
     that, solely with respect to any Lender or Holder that shall, as of the Initial Closing Date, hold its Lender Commitment for Tranche A Loans and Tranche B Loans and its Holder Commitment (if any) other than in the ratio described above, such Lender or Holder shall not be required to maintain the 8.6:1.4 ratio described in this clause (b)."

          (c) Section 10.1(a)(ii) of the Participation Agreement is amended and restated hereby to read as follows:

          "(A) the same ratable interest in (i) the aggregate "Commitments" under (and as defined in) the Lessee Credit Agreement and (ii) the sum of the Lender Commitments and Holder Commitments (with respect to the aggregate of its Lender Commitment for Tranche A Loans, its Lender Commitment for Tranche B Loans and its Holder Commitment, if any), (B) Tranche A Commitments and Tranche B Commitments and/or Holder Commitments, the sum of the dollar amounts of which commitments shall be held in a ratio of 8.6 (with respect to Tranche A Commitments) to 1.4 (with respect to the sum of Tranche B Commitments and Holder Commitments), and (C) outstanding Tranche A Loans (if any) and outstanding Tranche B Loans (if any) and/or outstanding Holder

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     Advances (if any), the sum of the dollar amounts of which outstanding amounts (if any) shall be held in a ratio of 8.6 (with respect to the outstanding Tranche A Loans) to 1.4 (with respect to the sum of outstanding Tranche B Loans and outstanding Holder Advances)."

          (d) Section 10.1(b)(ii) of the Participation Agreement is amended and restated hereby to read as follows:

               "(A) the same ratable interest in (i) the aggregate "Commitments" under (and as defined in) the Lessee Credit Agreement and (ii) the sum of the Lender Commitments and Holder Commitments (with for Tranche A Loans, its Lender Commitment for Tranche B Loans and its Holder Commitment, if
     any), (B) Tranche A Commitments and Tranche B Commitments and/or Holder Commitments, the sum of the dollar amounts of which commitments shall be held in a ratio of 8.6 (with respect to Tranche A Commitments) to 1.4 (with respect to the sum of Tranche B Commitments and Holder Commitments), and
     (C) outstanding Tranche A Loans (if any) and outstanding Tranche B Loans (if any) and/or outstanding Holder Advances (if any), the sum of the dollar amounts of which outstanding amounts (if any) shall be held in a ratio of
     8.6 (with respect to the outstanding Tranche A Loans) to 1.4 (with respect to the sum of outstanding Tranche B Loans and outstanding Holder Advances)."

          SECTION 2. Conditions to Effectiveness. The amendments set forth
                     ---------------------------
herein shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Majority Secured Parties (as defined in the Participation Agreement).

          SECTION 3. Representations and Warranties. The Borrower represents and
                     ------------------------------
warrants as follows:

          (a)  Authority. The Borrower and each other Loan Party has the
               ---------
requisite corporate power and authority to execute and deliver this Amendment and Consent, as applicable, and to perform its obligations hereunder and under the Operative Agreements (in each case as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Operative Agreement (in each case as modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b)  Enforceability. This Amendment has been duly executed and
               --------------
delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and each

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Grantor. This Amendment and each Operative Agreement (in each case as modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c)  Representations and Warranties. The representations and
               ------------------------------
warranties contained in each Operative Agreement (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof and will be true and correct on and as of the Amendment Effective Date as though made on and as of such date.

          (d)  No Default. After giving effect to this Amendment, no event has
               ----------
occurred and is continuing that constitutes a Default or Event of Default under any Operative Agreement.

          SECTION 4. General Release of Claims.
                     -------------------------

          (a) The Borrower represents and agrees that it has diligently and thoroughly investigated the existence of any Claim (as defined below), and to its knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim

          (b) As additional consideration for entering into this Amendment and for the amendments set forth herein, the Borrower and each Guarantor and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party," and
                                                      ---------------
collectively the "Releasing Parties") hereby releases and forever discharges
                  -----------------
each of the Lessor, the Administrative Agent, the Syndication Agent, the Agent and each Lender and each Holder under the Trust Agreement and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party," and collectively, the "Released Parties") of
                  --------------                          ----------------
and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations hereafter arising pursuant to the terms of the Operative Agreements, as amended to date), actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties or any of them may, as of the date hereof, have or claim to have against each or any of the Released Parties, in each case whether presently known or unknown or with respect to which the facts are known (or should have been known) that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the Operative Agreements or this Amendment (including clause (a)) or the negotiation or documentation hereof or the amendments under the Operative Agreements effected by this Amendment or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Operative Agreements or this Amendment. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section, and the Borrower will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to

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any Claim released or purported to be released under this Section. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 provides as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          SECTION 5. Reference to and Effect on the Credit Documents.
                     -----------------------------------------------

          (a) Upon and after the effectiveness of this Amendment, each reference in the Participation Agreement or the Synthetic Lease Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Operative Agreements or in the Loan Documents to "the Participation Agreement", "thereunder", "thereof" or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as modified hereby.

          (b) Except as specifically modified above, the Participation Agreement, the Synthetic Lease Credit Agreement and the other Operative Agreements are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents (as defined in the Participation Agreement) and all of the Collateral described therein do and shall, to the extent set forth therein, continue to secure the payment of all obligations and liabilities of the Borrower and/or the Lessor (as defined in the Participation Agreement), as applicable, under the Participation Agreement and/or any of the other Operative Agreements, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders, the Holders, or the Lessor under any of the Operative Agreements, nor constitute a waiver of any provision of any of the Operative Agreements.

          (d) Each of the parties hereto specifically acknowledges and agrees that (i) none of the parties to the Participation Agreement or any other Operative Agreement have agreed to any other or future waiver or amendment of any of the Operative Agreements, (ii) neither the granting of the amendments described herein nor the granting of any prior waivers or amendments under the Operative Agreements creates any obligation whatsoever on the part of any of the parties to any of the Operative Agreements to grant any other or future waiver or amendment under any of the Operative Agreements, and (iii) except as specifically set forth herein, each of the parties to any of the Operative Agreements have reserved all rights and remedies under the Operative Agreements.

          SECTION 6. Costs, Expenses and Taxes. The Borrower agrees to pay on
                     -------------------------
demand all reasonable costs and expenses of the Administrative Agent and the Lenders in

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connection with the preparation, execution, delivery and administration of this
Amendment and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Administrative Agent and the Lenders with respect thereto and with respect to advising each of such parties as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

          SECTION 7. Consent of Lenders and Holders Under Operative Agreements.
                     ---------------------------------------------------------
By their execution hereof, the Lenders and Holders under the Operative Agreements, hereby consent and agree to the terms of this Amendment and to the amendments and modifications set forth herein for purposes of Section 28.1 of the Lease (as defined in the Participation Agreement).

          SECTION 8. Counterparts. This Amendment may be executed in any number
                     ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9. Governing Law. This Amendment shall be governed by, and
                     -------------
construed in accordance with, the laws of the State of California.

                           [Signature Pages Follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                              SMART & FINAL INC.,
                               as Borrower

                              By: /s/ RICHARD N. PHEGLEY
                                  -------------------------------------
                                  Title: Vice President & Treasurer

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                              CREDIT LYONNAIS LOS ANGELES BRANCH,
                               as Administrative Agent

                              By: /s/DIANNE SCOTT
                                  -------------------------------------------
                                  Title: First Vice President & Manager


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                              Holders and Lenders:
                              -------------------

                              CREDIT LYONNAIS LOS ANGELES BRANCH, as a Lender


                              By: /s/DIANNE SCOTT
                                  ------------------------------------------
                                  Title: First Vice President & Manager


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                        CREDIT LYONNAIS LEASING CORP., as a Holder


                        By: /s/
                            ----------------------------------------------------
                            Title:

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                        BANK OF AMERICA, N.A., as a Lender and a Holder


                        By: /s/ KIMBERLY WHITNEY
                            ---------------------------------------------------
                            Title:  Managing Director

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                        UNION BANK OF CALIFORNIA, N.A., as a Lender and a Holder


                        By: /s/ TERRY ROCHA
                            ----------------------------------------------------
                            Title:  Vice President

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                        WELLS FARGO BANK, N.A., as a Lender


                        By:
                           -----------------------------------------------------
                            Title:

                                                                   Page 13 of 18
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                        COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK N.A.
                        "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender and a Holder

                        By: /s/ IAN REECE
                            ----------------------------------------------------
                            Title:

                                                                   Page 14 of 18
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                        NATEXIS BANQUE - BFCE, as a Lender and a Holder


                        By: /s/ CHRISTINE DIRRINGER
                            ----------------------------------------------------
                            Title: Assistant Vice President

                        By: /s/ FRANK MADDEN
                            ----------------------------------------------------
                            Title:

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                        HARRIS TRUST AND SAVINGS BANK, as a Lender and a Holder


                        By: /s/
                            ----------------------------------------------------
                            Title:

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                                    CONSENT
                          Dated as of August 25, 2000

The undersigned, as Guarantors under the "Guaranty Agreement" (as defined in the Participation Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and hereby confirms and agrees that (i) the Guaranty Agreement and the Security Agreement and all other Operative Agreements are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon Amendment Effective Date (as defined in the foregoing Amendment), each reference in the Guaranty Agreement, the Security Agreement and the other Operative Agreements to the "the Participation Agreement", "thereunder", "thereof" and words of like import referring to the Participation Agreement shall mean and be a reference to the Participation Agreement as amended and modified by said Amendment, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.

                            AMERICAN FOODSERVICE DISTRIBUTORS
                            By:  /s/ RICHARD N. PHEGLEY
                               -------------------------------------------------
                                       Richard N. Phegley
                                Title: Vice President & Treasurer

                            SMART & FINAL STORES CORPORATION
                            By:  /s/ RICHARD N. PHEGLEY
                               -------------------------------------------------
                                       Richard N. Phegley
                                Title: Vice President & Treasurer

                            SMART & FINAL OREGON, INC.
                            By:  /s/ RICHARD N. PHEGLEY
                               -------------------------------------------------
                                       Richard N. Phegley
                                Title: Vice President & Treasurer

                            PORT STOCKTON FOOD DISTRIBUTORS, INC.
                            By:  /s/ RICHARD N. PHEGLEY
                               -------------------------------------------------
                                       Richard N. Phegley
                                Title: Vice President & Treasurer

                            HENRY LEE COMPANY
                            By:  /s/ RICHARD N. PHEGLEY
                               -------------------------------------------------
                                       Richard N. Phegley
                                Title: Vice President & Treasurer

                            AMERIFOODS TRADING COMPANY
                            By:  /s/ RICHARD N. PHEGLEY
                               -------------------------------------------------
                                       Richard N. Phegley
                                Title: Vice President & Treasurer

                            HL HOLDING CORPORATION
                            By: /s/ RICHARD N. PHEGLEY
                               -------------------------------------------------
                                       Richard N. Phegley
                                Title: Vice President & Treasurer